UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2008
SM&A

(Exact name of registrant as specified in its charter)

Delaware	0-23585	33-0080929

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor, Newport Beach, California	92660

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:      (949) 975-1550
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On December 16, 2008, SM&A (the “Company”) issued a press release concerning the end of the “go-shop” period under the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 31, 2008, by and among the Company, Project Victor Holdings, Inc. (“Parent”) and Project Victor Merger Sub, Inc., a wholly owned subsidiary of Parent. Parent is controlled by a private investment fund affiliated with Odyssey Investment Partners, LLC. A copy of the press release issued by the Company is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of SM&A, issued on December 16, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2008	SM&A
	By:	/s/ James R. Eckstaedt
		Name:	James R. Eckstaedt
		Title:	Executive Vice President, Finance and Chief Financial Officer

Exhibit List

Exhibit No.	Description

99.1	Press Release of SM&A, issued on December 16, 2008.